UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020 (September 30, 2020)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.02. Unregistered Sales of Equity Securities

Closing of Exchange Agreements

As disclosed previously, on April 5 and 20, 2020, American BriVision (Holding) Corporation (the “Company”) entered into certain exchange agreements (the “Exchange Agreements”) separately with certain U.S. and non-U.S. holders (each, a “Holder”, collectively, the “Holders”) who are holders of certain convertible promissory notes issued by the Company (collectively, the “Notes”). Pursuant to the Exchange Agreements, the Company agreed to issue to the Holders an aggregate of 795,735 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”, such shares, the “Note Holders’ Shares”), and warrants (the “Note Holders’ Warrants”) to purchase 795,735 shares of Common Stock.

Each Note Holder’s Warrant is exercisable upon issuance and will expire three years from the date of issuance. The initial exercise price of the Note Holders’ Warrants is $5.00, subject to stock, splits, stock dividend and other similar events. In addition, when the closing price of the Common Stock equals or exceeds $9.00 per share for twenty Trading Days (as defined in the Exchange Agreements) during any thirty-day period, the Company shall have the right to require the Holders to exercise all or any portion of the Note Holders’ Warrants for a cash exercise.

The form of the Exchange Agreements and the form of Note Holders’ Warrants is filed as Exhibits 10.1 and 4.1 to the previous Current Report on Form 8-K filed on April 14, and April 24, 2020, and such document is incorporated herein by reference.

On September 30, 2020, the Company has issued such Note Holders’ Shares and Note Holders’ Warrants to the Holders and closed the transactions contemplated by the Exchange Agreements. The Note Holders’ Shares and Note Holders’ Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Regulation S and Regulation D promulgated thereunder.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

October 6, 2020	By:	/s/ Chihliang An
Chihliang An
Chief Financial Officer

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